Mining LEASE WITH OPTION TO PURCHASE

(HEREINAFTER REFERRED TO AS THE "LEASE")

BETWEEN: ATHENA MINERALS, INC.

(HEREINAFTER REFERRED TO AS "ATHENA "OR AS THE "LESSEE")

AND:

BRUCE D. STRACHAN AND ELIZABETH K. STRACHAN AS TRUSTEES OF THE BRUCE

AND ELIZABETH STRACHAN REVOCABLE LNING TRUST DATED 7-25"2007

(HEREINAFTER REFERRED TO AS THE “STRACHAN TRUST “OR AS THE “LESSOR ")

SUBJECT PROPERTY:

(HEREINAFTER REFERRED TO AS THE "LEASED PREMISES")

ASSESSORS PARCEL NUMBER 0517-251-05-0-000 SAN BERNARDINO   COUNTY, CALIFORNIA, 413.22 ACRES DESCRIBED AS THE LAND EMBRACED WITHIN THE FOLLOWING PATENTED MINING CLAIMS: QUAD DEUCE I, QUAD DEUCE II,

QUAD DEUCE IV, QUAD DEUCE V, QUAD DEUCE X, QUAD DEUCE XII, QUAD DEUCE XIV, QUAD DEUCE 22, PAL # 16, PAL # 17, PAL # 35, PAL # 36, LANGTRY # 1, LANGTRY # 2, LANGTRY # 4, LANGTRY # 5, LANGTRY # 6, CISCO # 1, CISCO # 2 AND CISCO # 3

LODE MINING CLAIMS WHICH ARE SHOWN AND DESCRIBED ON MINERAL SURVEY

#6777 EMBRACING A PORTION OF SECTIONS 6, 7 AND 8, TOWNSHIP 10 NORTH, RANGE 1EAST, SAN BERNARDINO MERJDIAN IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA

AND:

THE LAND EMBRACED WITHIN THE FOLLOWING UNPATENTED LODE MINING CLAIMS:  LILLY 10 (CACM 290263) AND QUAD DEUCE XIII (CAMC 306178)

LESSOR LEASES WITH AN OPTION TO PURCHASE AND LESSEE HIRES FROM LESSOR THE ABOVE LISTED PATENTED AND UNPATENTED MINJNG CLAIMS FOR A TERM OF TWENTY YEARS BEGINNING ON MARCH 15, 2016 AND ENDING ON MARCH 15, 2036 UPON THE FOLLOWING TERMS AND CONDITIONS WHICH ARE HEREBY MUTUALLY AGREED UPON:

PAGE # 1

LESSEE'S INITIALS

LESSOR'S INITIALS

1.

CANCELLATION OF EXISTING LEASE:

THE EXECUTION OF TIDS DOCUMENT SHALL CANCEL AND TERMINATE THE EXISTING LEASE WITH OPTION TO PURCHASE REGARDING APN 0517-251-05-0-000 SAN BERNARDINO COUNTY, CALIFORNIA WHICH WAS EXECUTED ON 3-9-2010 BY BRUCE D. STRACHAN AND ELIZABETH K. STRACHAN AND ON 3-11-2010 BY JOHN C. POWER AND THE EXECUTION OF THIS DOCUMENT SHALL ALSO CANCEL AND TERMINATE AMENDMENTS # 1, 2 AND 3 OF SAID EXISTING LEASE HOWEVER THE ACCRUED RENT DUE AND PAYABLE IN ACCORDANCE WITH THE TERMS OF AMENDMENT # 3 FOR THE PERIOD 3-15-2015 TO 3-15-2016  OF $ 40,000 SHALL BE DUE AND PAYABLE IN TWO INSTALLMENTS AS FOLLOWS :

$20,000 ON 3-15-2016 AND $20,000 ON 9-15-2016

AND THE DEFERRED RENT DUE FOR THE PERIOD 3-15-2014 TO 3-15-2016 OF $130,000 WHICH WAS DEFERRED BY AMENDMENT #3 SHALL BE DUE AND PAYABLE 30 DAYS AFTER COMMERCIAL PRODUCTION OF SILVER SHALL HAVE BEEN ACHIEVED.

COMMERCIAL PRODUCTION OF SILVER IS HEREBY DEFINED AS THE CUMULATIVE PRODUCTION OF 100,000 TROY OUNCES OF SILVER.

SAID DEFERRED RENT OF $ 130,000 SHALL ALSO.BE DUE AND PAYABLE IMMEDIATELY IF ATHENA SELLS OR TRANSFERS IT'S INTEREST IN TIDS LEASE WITH OPTION TO PURCHASE OR ENTERS INTO ANY AGREEMENT, MERGER, JOINT VENTURE OR OTHER

ARRANGEMENT FOR THE EXPLORATION OR DEVELOPMENT 0 F THE LEASED PREMISES

NOTE: NO DOUBLE PAYMENT OF THE DEFERRED RENT OF $130,000 IS INTENDED. IN THE EVENT THAT PAYMENT OF SAID DEFERRED RENT HAS BEEN MADE DUE TO THE ACHIEVMENT OF COMMERCIAL PRODUCTION THEN NO PAYMENT OF SAID DEFERRED RENT SHALL BE DUE AND PAYABLE IF ATHENA SELLS OR TRANSFERS ITS INTEREST IN THIS LEASE OR ENTERS INTO ANY AGREEMENT, MERGER, JOINT VENTURE OR OTHER ARRANGEMENT FOR THE EXPLORATION OR DEVELOPMENT OF THE LEASED PREMISES. (AND VISA- VERSA)

2.

LEASE PAYMENTS: (LAND RENT OBLIGATION)

$20 ($1 PER YEAR) PAYABLE IN ADVANCE ON 3-15-2016 PLUS PAYMENT OF THE ACCRUED RENT OF $40,000 AND DEFERRED RENT OF $130,000 AS DESCRIBED ABOVE

PAGE # 2

LESSEE'S INITIALS

LESSOR'S INITIALS

3.

PURCHASE PRICE:

FIRST THREE YEARS (3-15-2016 TO 3-15-2019):

$5,000,000

NEXT TWO YEARS (3-15-2019 TO 3-15-2021):

THE GREATER OF $5,000,000 OR THE SPOT PRICE OF 250,000 TROY OUNCES OF SILVER

PLUS PAYMENT OF THE DEFERRED RENT ($ 130,000)

NEXT FIVE YEARS (3-15-2021 TO 3-15-26):

THE GREATER OF $7,500,000 OR THE SPOT PRICE OF 375,000 TROY OUNCES OF SILVER PLUS THE DEFERRED RENT ($130,000)

NEXT TEN YEARS (3-15-2026 TO 3-15-2036):

THE GREATER OF $10,000,000 OR THE SPOT PRICE OF 500,000 TROY OUNCES OF SILVER PLUS PAYMENT OF THE DEFERRED RENT ($130,000)

IN THE EVENT OF THE EXERCISE OF THE OPTION TO PURCHASE THEN THE STRACHAN TRUST SHALL RETAIN A ROYALTY INTEREST AS FOLLOWS:

NO ROYALTY (ZERO $) ON PRODUCTION OF SILVER AND NO ROYALTY ON PRODUCTION OF ANY OTHER METALS (FOR EXAMPLE: GOLD, PLATINUM, PALLADIUM, COPPER, ZINC, IRON, ETC,)

5% ROYALTY ON BARITE PRODUCTION

5 % ROYALTY ON PRODUCTION OF ANY OTHER NATURAL RESOURCES (FOR EXAMPLE SALES OF NATURAL GAS, OIL, WATER, SAND, GRAVEL, CRUSHED STONE, BOULDERS, VOLCANIC ASH, ETC.)

5 % ROYALTY ON ANY OTHER INCOME (FOR EXAMPLE : INCOME DERIVED FROM USE AS A LAND FILL, SOLAR ELECTRIC FARM, WIND-MILL ELECTRIC FARM OR AS A CELL PHONE TOWER LOCATION)

NOTE: THE ABOVE LISTED ROYALTIES CAN BE COMPLETELY ELIMINATED AND SHALL THEREAFTER BE NULL AND VOID BY THE PAYMENT TO THE STRACHAN TRUST OF THE GREATER OF $ 1,000,000 OR THE SPOT PRICE OF 25,000 TROY OUNCES OF SILVER.

PAGE # 3

LESSEE'S INITIALS

LESSOR'S INITIALS

4.

OPTION CONSIDERATION:

NOTE: 50 % OF EACH OPTION PAYMENT SHALL BE APPLIBD TO THE PURCHASE PRICE IF THE OPTION TO PURCHASE IS EXERCISED

OPTION CONSIDERATION: FIRST YEAR (3-15-2016 TO 3-15-2017)

$ 40,000 PAYABLE IN TWO JNSTALLMENTS ( $20,000 ON 3-15-2016 AND $20,000 ON 9-15-2016) PLUS THE TRANSFER OF THE LILLY 10 AND THE QUAD DEUCE XIII MINING CLAIMS TO THE STRACHAN TRUST BY QUIT CLAIM DEED CONCURRENTLY WITH THE EXECUTION OF THIS LEASE -OPTION DOCUMENT.

OPTION CONSIDERATION: NEXT FOUR YEARS (3-15-2017 TO 3-15-2021)

ANNUAL PAYMENTS ON MARCH 15 OF EACH YEAR OF THE GREATER OF $40,000 OR THE SPOT PRICE OF 2,500 TROY OUNCES OF SILVER

OPTION CONSIDERATION: NEXT FIVE YEARS: (3-15-2021 TO 3-15-2026)

ANNUAL PAYMENTS ON MARCH 15 OF EACH YEAR OF THE GREATER OF $50,000 OR THE SPOT PRICE OF 2,500 TROY OUNCES OF SILVER

OPTION CONSIDERATION: NEXT FIVE YEARS: {3-15-2026 TO 3-15-2031)

ANNUAL PAYMENTS ON MARCH 15 OF EACH YEAR OF THE GREATER OF $75,000 OR THE SPOT PRICE OF 3,750 TROY OUNCES OF SILVER

OPTION CONSIDERATION: NEXT FIVE YEARS; (3-15-2031 TO 3-15-2036)

ANNUAL PAYMENTS ON MARCH 15 OF EACH YEAR OF THE GREATER OF $100,000 OR THE SPOT PRICE OF 5,000 TROY OUNCES OF SILVER

NOTE: THE SPOT PRICE OF SILVER SHALL BE DEFINED AS THE AVERAGE PRICE

OF THE LONDON FIXING AS REPORTED IN THE WALL STREET JOURNAL OR ANOTHER RELIABLE SOURCE FOR THE CALENDAR MONTH PRIOR TO EACH PAYMENT DATE

(I.E .THE MONTH OF FEBRUARY)

NOTE: OPTION PAYMENTS SHALL TERMINATE IF AND WHEN THE OPTION TO PURCHASE

IS EXERCISED

PAGE # 4

LESSEE'S INITIALS

LESSOR'S INITIALS

5.

BREACH OF LEASE:

NON PAYMENT OF ANY OF THE FOLLOWING ITEMS BY ATHENA ON OR BEFORE THEIR DUE DATE SHALL BE CONSIDERED TO BE A BREACH OF THIS LEASE AND THE STRACHAN TRUST SHALL HAVE THE OPTION TO TERMINATE THIS LEASE IFTHE FAILURE TO PAY IS NOT CURED WITHIN 30 DAYS OF RECEIPT BY ATHENA OF WRITTEN NOTICE OF SAID BREACH:

A.

ALL PAYMENTS DUE TO THE STRACHAN TRUST WHICH ARE LISTED IN THIS DOCUMENT.

B.

ALL TAXES AND GOVERNMENTAL ASSESSMENTS WHICH ARE LEVIED ON THE LEASED PREMISES.

C.

ALL ROYALTY REDUCTION PAYMENTS DUE TO THE EXXON-MOBIL CORP.

D.

ALL PAYMENTS DUE TO HARRISON MATSON FOR THE PURCHASE OF 15 MINING CLAIMS.

E.

ALL PAYMENTS DUE ON THE LIABILITY POLICY FOR APN 0517-251-05-0-000.

F.

ALL PAYMENTS DUE TO THE BLM OR THE COUNTY OF SAN BERNARDINO COUNTY WHICH ARE REQUIRED  TO MAINTAIN THE LILLY 10 MINING CLAIM AND THE QUAD DEUCE XIII MINING CLAIM IN GOOD STANDING.

PAGE # 5

LESSEE'S INITIALS

LESSOR'S INITIALS

6.

ROYALTIES: (DURING LEASE TERM UNTIL OPTION TO PURCHASE IS EXERCISED).

SILVER: NO ROYALTIES SHALL BE DUE AND PAYABLE ON PRODUCTION OF SILVER PRIOR TO COMMERCIAL PRODUCTION OF SILVER. COMMERCIAL PRODUCTION OF SILVER IS HEREBY DEFINED AS CUMULATIVE PRODUCTION OF 100,000 TROY OUNCES OF SILVER. COMMERCIAL PRODUCTION OF SILVER SHALL BE SUBJECT TO A NSR ROYALTY OF 2%.

OTHER METALS: NO ROYALTIES SHALL BE DUE AND PAYABLE ON THE PRODUCTION OF ANY OTHER METALS (FOR EXAMPLE: GOLD, PLATINUM, Pallidum, COPPER, ZINC, ETC.).

BARITE: NO ROYALTIES SHALL BE DUE AND PAYABLE ON BARITE PRODUCTION PRIOR TO COMMERCIAL PRODUCTION OF BARITE. COMMERCIAL PRODUCTION OF BARITE IS HEREBY DEFINED AS CUMULATIVE PRODUCTION OF 5,000 TONS OF BARITE. COMMERCIAL PRODUCTION OF BARITE SHALL BE SUBJECT TO A ROYALTY OF 3%.

OTHER NATURAL RESOURCES: THE SALE OF ANY NATURAL RESOURCES OTHER THAN SILVER AND BARITE (FOR EXAMPLE: NATURAL GAS, OIL, WATER, SAND, GRAVEL, CRUSHED STONE, BOULDERS, VOLCANIC ASH, ETC) SHALL BE SUBJECT TO A 5 % ROYALTY.

OTHER INCOME : ANY AND ALL OTHER INCOME DERIVED FROM THE LEASED PREMISES (FOR EXAMPLE: LAND RENT AND TIPPING FEES IF USED AS A LAND FILL OR LAND RENT AND PAYMENT FOR THE PRODUCTION OF ELECTRICITY IF USED AS A WINDMILL FARM OR A SOLAR ELECTRIC FARM OR LAND RENT IF USED AS A CELL PHONE TOWER SITE, ETC.) SHALL BE SUBJECT TO A ROYALTY OF 5%.

NOTE: NO ROYALTY SHALL BE DUE FOR THE USE OF ELECTICITY OR WATER PRODUCED ON THE LEASED PREMISES WHICH SHALL BE USED BY ATHENA MINERALS INC.

PAGE # 6

LESSEE'S INITIALS

LESSOR'S INITIALS

7.

NET SMELTER RETURNS: DEFINITION OF "NET SMELTER RETURNS" AND THE SCHEDULE FOR ROYALTY PAYMENTS WHICH SHALL BE DUE AND PAYABLE ON COMMERCIAL PRODUCTION OF SILVER IN ACCORDANCE WITH THE PROVISIONS OF THIS DOCUMENT.

NET SMELTER RETURNS IS HEREBY DEFINED AS THE ACTUAL PROCEEDS RECENED BY ATHENA MINERAL'S, INC. FROM A SMELTER FOR THE REFINING OF DORE BARS OR CONCENTRATES PRODUCED FROM THE LEASED PREMISES. THE PAYMENT FOR ANY METAL S OTHER THAN SILVER PRESENT IN THE DORE BARS OR CONCENTRATE SHALL BE DEDUCTED FROM THE SETTLEMENT SHEET. NO OTHER DEDUCTION OF ANY KIND SHALL BE MADE IN THE CALCULATION OF THE ROYALTY WHICH SHALL BE DUE AND PAYABLE.

FOR EXAMPLE: NO DEDUCTION SHALL BE MADE FOR ORE TREATMENT OR ORE PROCESSING OR LOADING OR TRANPORTATION OF ORES OR DORE BARS AND/ OR CONCENTRATES.

PAYMENT OF ROYALTIES DUE FOR COMMERCIAL PRODUCTION OF SILVER SHALL BE MADE ON THE 15TH OF EACH MONTH BASED ON THE ACTUAL NET PROCEEDS (LESS THE DEDUCTION FOR PAYMENT FOR METALS OTHER THAN SILVER) WHICH HAVE BEEN RECEIVED BY ATHENA MINERALS, INC. FROM A SMELTER DURING THE PRIOR CALENDAR MONTH.

LEGIBLE COPIES OF THE SMELTER SETTLEMENT SHEETS ON WHICH THE ROYALTY PAYMENT IS BASED SHALL BE DELIVERED TO THE STRACHAN TRUST CONCURRENTLY WITH EACH ROYALTY PAYMENT.

PAGE # 7

LESSEE'S INITIALS

LESSOR'S INITIALS

8.

ROYALTIES: DEFINITION OF ROYALTIES AND PAYMENT SCHEDULE OF PAYMENTS DUE AND PAYABLE ON PRODUCTION OF INCOME DERIVED FROM THE LEASED PREMISES OTHER THAN INCOME DERIVED FROM THE PRODUCTION OF SILVER AND OTHER METALS.

A.

BARITE: ROYALTIES SHALL BE BASED ON THE ACTUAL GROSS PROCEEDS RECEIVED BY ATHENA FROM A BUYER FOR COMMERCIAL PRODUCTION OF BARITE. NO DEDUCTIONS OF ANY KIND SHALL BE MADE JN THE CALCULATION OF THE ROYALTY WHICH SHALL BE DUE AND PAYABLE.

PAYMENT OF ROYALTIES DUE FOR SALES OF BARITE SHALL BE MADE ON THE 15TH DAY OF EACH MONTH BASED ON THE PROCEEDS RECEIVED BY ATHENA DURING THE PREVIOUS CALENDAR MONTH.

LEGIBLE COPIES OF THE SALES DOCUMENTS ON WHICH EACH ROYALTY PAYMENT IS BASED SHALL BE DELIVERED TO THE STRACHAN TRUST CONCURRENTLY WITH EACH ROYALTY PAYMENT.

B.

NATURAL RESOURCES OTHER THAN SILVER OR OTHER METALS: ROYALTIES SHALL BE BASED ON THE GROSS PROCEEDS RECEIVED BY ATHENA FROM A BUYER. NO DEDUCTION OF ANY KIND SHALL BE MADE IN THE CALCULATION OF THE ROYALTY WHICH SHALL BE DUE AND PAYABLE.

PAYMENT OF ROYALTIES DUE FOR THE SALE OF NATURAL RESOURCES OTHER THAN SILVER OR OTHER METALS SHALL BE MADE ON THE 15TH DAY OF EACH MONTH BASED ON THE PROCEEDS RECEIVED BY ATHENA DURING THE PREVIOUS CALENDAR MONTH.

LEGIBLE COPIES OF THE SALES DOCUMENTS ON WHICH EACH ROYALTY PAYMENT IS BASED SHALL BE DELIVERED TO THE STRACHAN TRUST CONCURRENTLY WITH EACH ROYALTY PAYMENT.

NOTE: NO ROYALTY SHALL BE DUE TO THE STRACHAN TRUST FOR THE USE OF ANY NATURAL RESOURCES WHICH SHALL BE USED BY ATHENA IN THE OPERATION OF ITS MINING OPERATIONS.

PAGE # 8

LESSEE'S INITIALS

LESSOR'S INITIALS

C.

OTHER INCOME: ROYALTIES SHALL BE BASED ON THE GROSS INCOME RECEIVED BY ATHENA FROM ALL OTHER ACTMTIES INVOLVING THE LEASED PREMISES (FOR EXAMPLE: LAND RENT AND TIPPING FEES IF THE LAND IS USED AS A LAND FILL OR LAND RENT AND PAYMENT FOR THE PRODUCTION OF ELECTRICITY IF THE LAND IS USED AS A WIND-MILL ELECTRIC FARM OR AS A SOLAR- ELECTRIC FARM OR IF THE LAND IS USED AS A CELL PHONE TOWER SITE, ETC.). NO DEDUCTION OF ANY KIND SHALL BE MADE IN THE CALCULATION OF THE ROYALTY WHICH SHALL BE DUE AND PAYABLE.

ROYALTIES DUE ON INCOME RECEIVED FROM SAID OTHER ACTIVITIES SHALL BE MADE ON THE 15TH DAY OF EACH MONTH BASED ON THE ACTUAL PROCEEDS RECENED BY ATHENA DURING THE PREVIOUS MONTH.

LEGIBLE COPIES OF THE DOCUMENTS ON WHICH EACH ROYALTY PAYMENT IS BASED SHALL BE DELIVERED TO THE STRACHAN TRUST CONCURRENTLY WITH EACH ROYALTY PAYMENT.

NOTE: NO ROYALTY SHALL BE DUE TO THE STRACHAN TRUST FOR ANY RENEWABLE ENERGY CREATED ON THE LEASED PREMISES WHICH SHALL BE USED BY ATHENA IN THE OPERERATION OF ITS MINING OPERATIONS.

9.

REPORTS: LESSEE SHALL PROVIDE LESSOR WITH LEGIBLE COPIES OF ALL PERTINENT ASSAYS, DRILL LOGS, CONTRACTS, DOCUMENTS AND REPORTS, ETC. DEALING WITH PERMITTING, FEASIBILITY AND OPERATION, ETC., OF THE LEASED PREMISES DURING THE TERM OF THE LEASE AT NO COST TO THE STRACHAN TRUST. COPIES OF SAID DOCUMENTS SHALL BE MAILED OR ELECTRONICALLY FORWARDED TO THE STRACHAN TRUST ON OR BEFORE THE l5TH DAY OF EACH MONTH DURING THE TERM OF THE LEASE.

PAGE # 9

LESSEE'S INITIALS

LESSOR'S INITIALS

10.

TERMINATION BY LESSEE:

LESSEE SHALL HAVE THE OPTION TO TERMINATE THIS LEASE WITHOUT PENALTY ON THE DUE DATE OF EACH OPTION PAYMENT BY GIVING WRITTEN NOTICE OF THE TERMJNATION TO LESSOR 30 DAYS PRIOR TO THE OPTION PAYMENT DATE. HOWEVER ANY ACCRUED ROYALTIES SHALL BE DUE AND PAYABLE ON THE DATE OF TERMINATION AND ANY ROYALTIES DUE FOR ANY SILVER WHICH HAS BEEN PRODUCED BUT IS STILL IN THE SHIPPING AND SMELTING PIPELINE SHALL BE DUE AND PAYABLE UPON PAYMENT BY THE SMELTER. IN THE EVENT OF LEASE TERMINATION THE LESSEE SHALL CONTINUE TO BE OBLIGATED TO COMPLY WITH ANY GOVERNMENTAL LAWS, REGULATIONS OR REQUIREMENTS RELATED TO THE LESSEES PRIOR ACTIVITIES ON SUBJECT PROPERTY. SAID LIABILITY SHALL INCLUDE BUT IS NOT LIMITED TO COMPLYING WITH ALL ENVIRONMENTAL LAWS, REQUIREMENTS AND REGULATIONS SUCH AS LAWFUL DISPOSAL OF HAZARDOUS WASTE AND/OR RETURNING THE PROPERTY TO ITS ORIGINAL CONFIGURATION IF REQUIRED BY GOVERNMENTAL AUTHORITIES.  IN THE EVENT SAID GOVERNMENTAL REQUIREMENTS HAVE NOT BEEN COMPLIED WITH WITHIN 60 DAYS OF TERMINATION OR SURRENDER OF LEASE, LESSOR SHALL HAVE THE OPTION OF HIRING QUALIFIED INDIVIDUALS OR CONTRACTORS TO PERFORM SUCH ACTIVITIES AS SHALL BE RQUIRED TO ENSURE COMPLIANCE WITH ALL APPLICABLE GOVERNMENTAL LAWS, REGULATIONS AND REQUIREMENTS. LESSEE SHALL REIMBURSE LESSOR FOR THE ACTUAL COSTS INCURRED BY LESSOR, IN COMPLYING WITH SAID LAWS, REGULATIONS AND REQUIREMENTS. SAID REIMBURSEMENT SHALL BE PAID TO LESSOR BY THE LESSEE WITHIN 1O DAYS OF WRITTEN NOTICE.

11.

EXERCISE OF OPTION:

JN THE EVENT THE LESSEE DESIRES TO EXERCISE THE OPTION TO PURCHASE THE LESSEE SHALL GIVE WRITTEN NOTICE TO THE LESSOR OF INTENT TO EXERCISE THE OPTION AT LEAST 30 DAYS PRIOR TO SEPTEMBER 15 OR MARCH 15. THE ACTUAL TRANSFER DATE AND DELTVERY OF FUNDS SHALL BE THE SEPTEMBER 15 OR MARCH 15 FOLLOWING THE RECEIPT OF SAID NOTICE BY LESSOR. THE TRANSFER OF THE PATENTED CLAIMS SHALL BE BY GRANT DEED. THE TRANSFER OF THE UNPATENTED CLAIMS SHALL BE BY QUIT-CLAIM DEED.

12.

TRANSACTION COSTS:

IN THE EVENT OF THE EXERCISE OF THE OPTION TO PURCHASE THE PAYMENT OF ALL TRANSACTION COSTS SUCH AS TRANSFER TAX, AND RECORDING FEES, ETC. SHALL BE PAID BY THE BUYERS. TITLE INSURANCE AND ESCROW COSTS SHALL BE PAID BY BUYER IF THE BUYER DESIRES TITLE INSURANCE OR ESCROW.

PAGE #10

LESSEE'S INITIALS

LESSOR'S INITIALS

13.

LIABILITY INSURANCE:

PRIOR TO EXECUTION OF THIS LEASE THE LESSEE SHALL PURCHASE A GENERAL LIABILITY INSURANCE POLICY COVERING APN 051725105-0-000 IN THE AMOUNT OF TWO MILLION DOLLARS ($2,000,000).  SAID POLICY SHALL NAME BRUCE D. STRACHAN AND ELIZABETH K. STRACHAN AND THE STRACHAN'S TRUST AS CO-INSURED OR ADDITIONAL INSURED. LESSEE SHALL MAINTAIN SAID POLICY INFORCE DURING THE TERM OF THIS LEASE. LESSEE SHALL PROVIDE A LEGIBLE COPY OF SAID POLICY TO THE LESSOR.

14.

TAXES AND ASSESSMENTS:

DURING THE TERM OF TIDS LEASE ALL TAXES AND OR ASSESSMENTS LEVIED BY ANY GOVERNMENTAL AGENCY ON THE LEASED PROPERTY SHALL BE PAID BY THE LESSEE PRIOR TO THEIR DUE DATE.

15.

WORKER’S COMPENSATION INSURANCE:

LESSEE SHALL MAJNTAIN IN GOOD STANDING A WORKER'S COMPENSATION INSURANCE POLICY AT ALL TIMES DURING THE TERM OF THIS LEASE WHEN EMPLOYEES ARE EMPLOYED ON THE LEASED PREMISES.  THIS INSURANCE REQUIREMENT SHALLALSO APPLY TO THE EMPLOYEES OF ALL CONTRACTORS WHO MAY BE ENGAGED IN ANY ACTIVITY ON THE LEASED PREMISES. LESSEE SHALL PROVIDE A LEGIBLE COPY OF SAID POLICIES TO THE LESSOR.

16.

TERMINATION DUE TO BREACH OF LEASE BY LESSEE:

IN THE EVENT THAT THIS LEASE WITH OPTION TO PURCHASE IS TERMINATED DUE TO A BREACH OF THE LEASE BY THE LESSEE THENTHE LESSEE SHALL CONTINUE TO BE OBLIGATED TO COMPLY WITH ALL GOVERNMENTAL LAWS, REGULATIONS OR REQUJREMENTS RELATED TO THE LESSEES PRIOR ACTIVITIES ON THE LEASED PREMISES. SAID LIABILITY SHALL INCLUDE BUT IS NOT LIMITED TO COMPLYING WITH ALL ENVIRONMENTAL LAWS, REQUIREMENTS AND REGULATIONS SUCH AS LAWFUL DISPOSAL OF HAZARDOUS WASTE AND/OR RETURNING THE LEASED PREMISES TO ITS ORIGINAL CONFIGURATION IF REQUIRED BY GOVERNMENTAL AUTHORITIES. IN THE EVENT SAID GOVERNMENTAL REQUIREMENTS HAVE NOT BEEN COMPLIED WITH WITHIN 60 DAYS OF TERMINATION OR SURRENDER OF LEASE, LESSOR SHALL HAVE THE OPTION OF HIRING QUALIFIED INDIVIDUALS OR CONTRACTORS TO PERFORM SUCH ACTIVITIES AS SHALL BE REQUIRED TO ENSURE COMPLIANCE WITH ALL APPLICABLE GOVERNMENTAL LAWS, REGULATIONS AND REQUIREMENTS.  LESSEE SHALL REIMBURSE LESSOR FOR THE ACTUAL COSTS INCURRED BY LESSOR, IN COMPLYING WITH SAID LAWS, REGULATIONS AND REQUIREMENTS.  SAID REIMBURSEMENT SHALL BE PAID TO LESSOR BY THE LESSEE WITHIN l0 DAYS OF WRITTEN NOTICE.

PAGE #11

LESSEE'S INITIALS

LESSOR'S INITIALS

17.

INDEMNIFICATION:

LESSEE HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS THE LESSOR JN THE EVENT THAT ANY ACTION BY LESSEE OR LESSEE'S EMPLOYEES, LESSEE'S AGENTS, LESSEE'S ANIMALS, OR LESSEE'S CONTRACTOR'S RESULTS IN ANY COURT JUDGEMENT AGAINST THE LESSOR OR GOVERNMENTAL FINE LEVIED ON THE LESSOR WHICH IS NOT PAID IN FULL BY LESSEE'S INSURANCE. SAID INDEMNIFICATION SHALL BE PAID BY LESSEE TO LESSOR WITHIN (10) DAYS OF PRESENTATION OF REQUEST FOR REIMBURSEMENT AND/OR INDEMNIFICATION BY LESSOR MAILING TO LAST KNOWN ADDRESS OF LESSEE BY CERTIFIED MAIL SHALL BE DEEMED TO BE PRESENTATION.

18.

REIMBURSEMENT FOR LEGAL EXPENSE:

LESSEE HEREBY AGREES TO REIMBURSE LESSOR FOR ALL LEGAL EXPENSES (SUCH AS ATTORNEY'S FEES, COURT FILING FEES AND PRIVATE INVESTIGATOR FEES) WHICH ARE INCURRED BY LESSOR DUE TO ANY ACTION BY LESSEE OR LESSEE'S EMPLOYEES, LESSEE'SANIMALS, LESSEE'S AGENTS, OR LESSEE'S CONTRACTOR'S WHICH CAUSES THE LESSOR TO BE NAMED AS A DEFENDANT OR A CO-DEFNDANT INA LEGAL ACTION WHICH ARE NOT PAID IN FULL BY LESSEE'S INSURANCE. SAID REIMBURSEMENT SHALL BE PAID BY LESSEE TO LESSOR WITHIN (10) DAYS OF PRESENTATION OF REQUEST FOR REIMBURSEMENT BY LESSOR. MAILING TO LAST KNOWN ADDRESS OF LESSEE BY CERTIFIED MAIL SHALL BE DEEMED TO BE PRESENTATION.

19.

SPOT PRICE OF SILVER:

FOR DETERMINING THE OPTION PAYMENTS THE SPOT PRICE OF SILVER IS HEREBY DEFINED AS THE AVERAGE PRICE OF THE LONDON FIXING AS REPORTED IN THE WALL STREET JOURNAL OR ANOTHER RELIABLE SOURCE FOR THE CALENDAR MONTH IMMEDIATELY PRECEDING THE DUE DATE OF EACH OPTION PAYMENT.

FOR DETERMINING THE PURCHASE PRICE IN THE EVENT OF THE EXERCISE OF THE OPTION TO PURCHASE THE SPOT PRICE OF SILVER SHALL ALSO BE DEFINED AS THE AVERAGE PRICE OF THE LONDON FIXING PRICE AS REPORTED IN THE WALL STREET JOURNAL OR ANOTHER RELIABLE SOURCE FOR THE CALENDAR MONTH PRECEDING THE TRANSFER DATE.

20.

OPERATIONS:

LESSEE COVENANTS AND AGREES WITH THE LESSORS THAT IT WILL CARRY OUT OPERATIONS ON THE LEASED PREMISES IN A CAREFUL AND MINER LIKE MANNER AND IN ACCORDANCE WITH ALL APPLICABLE MINING LAWS AND REGULATIONS OF THE COUNTY OF SAN BERNARDINO AND THE STATE OF CALIFORNIA AND THE UNITED STATES OF AMERICA.

 PAGE # 12

LESSEE'S INITIALS

LESSOR'S INITIALS

21.

REMOVAL OF FACILITIES:

LESSEE SHALL HAVE THE RIGHT AT ANY TIME PRIOR TO THE TERMINATION, FORFEITURE OR SURRENDER OF THIS LEASE OR WITHIN 90 DAYS THEREAFTER, TO REMOVE ANY AND ALL FACILITIES PLACED BY IT ON IBE LEASED PREMISES, INCLUDING, WITHOUT LIMITATION, STRUCTURES, BUILDINGS, TOOLS, AND EQUIPMENT EXCEPT FOR THE FOLLOWING ITEMS WHICH SHALL NOT BE REMOVED FROM THE LEASED PREMISES:

SUPPORTS, TRACKS AND PIPES PLACED IN SHAFTS, DRIFTS OR OPENINGS AND FENCES AND GATES ON THE LEASED PREMISES WHICH SHALL BECOME AND REMAJN THE PROPERTY OF THE LESSOR.

ANY SUCH STRUCTURES, BUILDINGS, MACHINERY, TOOLS, EQUIPMENT AND OTHER FACILITIES NOT REMOVED PRIOR TO THE EXPIRATION OF SAID PERIOD OF 90 DAYS SHALL BE DEEMED ABANDONED BY LESSEE AND SHALL BECOME AND REMAIN THE PROPERTY OF LESSOR. LESSOR SHALL HAVE THE RIGHT OF FIRST REFUSAL TO PURCHASE SAID FACILITIES IF SUCH FACILITIES ARE OFFERED FOR SALE DURING THE TERM OF THIS LEASE OR AT TERMINATION, FORFEITURE OR SURRENDER OF THIS LEASE.

LESSEE SHALL HAVE THE OPTION TO KEEP A WATCHMAN ON THE LEASED PREMISES

DURING SAID 90 DAYS.

22.

REVERSION TO LESSOR:

EXCEPT AS PROVIDED IN PARAGRAPH #21 OF THIS DOCUMENT,UPON TERMINATION, FORFEITURE OR SURRENDER OF THIS LEASE, THE LEASED PREMISES SHALL REVERT IN ITS ENTIRETY TO THE LESSOR UNLESS THE OPTION TO PURCHASE HAS BEEN EXCERCISED.

23.

MEMORANDUM:

UPON THE REQUEST BY LEESEE, LESSOR SHALL EXECUTE A MEMORANDUM OF THIS AGREEMENT IN A FORM SUFFICIENT UNDER THE LAWS OF THE STATE OF CALIFORNIA TO GIVE NOTICE TO THIRD PARTIES OF THE RIGHTS GRANTED HEREUNDER. THIS MEMORANDUM  SHALL NOT BE RECORDED.

24.

ASSIGNMENT OF LEASE:

THIS LEASE SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ATHENA AND THE STRACHAN TRUST AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. WRITTEN NOTICE OF ANY ASSIGNMENT OR SUBLEASE SHALL BE GIVEN TO LESSOR. LESSEE SHALL DELIVER TO LESSOR A COMPLETE AND TRUE COPY OF ANY ASSIGNMENT OR SUBLEASE WITHIN 10 DAYS OF EXECUTION OF SAID DOCUMENTS.

PAGE # 13

LESSEE'S INITIALS

LESSOR'S INITIALS

25.

DEFAULT BY ASSIGNEE:

LESSEE SHALL HAVE THE RIGHT TO ASSIGN THIS AGREEMENT, HOWEVER ATHENA MINERALS INC., SHALL BE OBLIGATED TO MAKE ALL PAYMENTS AND TO PERFORM ALL OTHER REQUIREMENTS WHICH ARE ENUMERATED IN THIS DOCUMENT IN THE EVENT OF DEFAULT BY THE ASSIGNEE.

26.

MODIFICATION OF THIS DOCUMENT:

THIS LEASE SETS FORTH THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES AND MAY BE MODIFIED OR AMENDED ONLY IN WRITING BY AN INSTRUMENT SIGNED BY BOTH PARTIES.

27.

APPLICABLE LAWS:

THIS LEASE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

28.

ARBITRATION OF DISPUTES:

ANY DISPUTE BETWEEN LESSOR AND LESSEE ARISING OUT OF THIS LEASE SHALL BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION THEN OBTAINING AND ANY PARTY DESIRING TO ARBITRATE ANY DISPUTE SHALL INITIATE THE PROCESS BY FILING A WRITTEN REQUEST FOR ARBITRATION WITH THE AMERICAN ARBITRATION ASSOCITION SPECIFYING THE DISPUTE TO BE ARBITRATED.

29.

EXAMJNATION OF RECORDS:

LESSOR OR ITS REPRESENTATIVE, UPON 10 DAYS ADVANCE NOTICE MAY EXAMINE THE LESSEE'S BOOKS AND RECORDS AND INCOME TAX RETURNS TO THE EXTENT NECESSARY TO  CONFIRM THE ACCURACY AND COMPLETENESS OF PAYMENTS UNDER THIS LEASE.

30.

AGREEMENT TO COOPERATE:

LESSOR HEREBY COVENANTS AND AGREES TO COOPERATE WITH LESSEE IN THE ENDEAVOR TO OBTAIN PERMITS AND TO CONSUMMATE A SUCCESSFUL MINING OPERATION (FOR EXAMPLE SIGNING APPLICATIONS, ETC.)

 PAGE # 14

LESSEE'S INITIALS

LESSOR'S INITIALS

31.

USE OF PROPERTY-OPERATIONS:

THE EXCLUSIVE RIGHT TO EXPLORE, PROSPECT, DEVELOP, MINE AND EXTRACT, WHETHER BY UNDERGROUND, SURFACE, SOLUTION MINING OR OTHER METHODS, ANY AND ALL METALS, ORES, MINERALS, MINERAL SUBSTANCES, GRAVELS, AGGREGATES AND MATERIALS OF ALL KINDS, IN, UNDER AND UPON THE LEASED PREMISES AND THAT MAY BE PRODUCED FROM THE LEASED PREMISES, INCLUDING ALL DUMP ORES, CONCENTRATES AND PRECIPITATES( WHICH COLLECTIVELY ARE HEREAFTER REFERRED TO AS "PRODUCTS") AND TO STORE, STOCKPILE, REMOVE , SHIP,TREAT,PROCESS , SELL AND DISPOSE OF SAID PRODUCTS;

THE EXCLUSIVE RIGHT TO CARRY ON GENERAL MINING, MILLING AND/OR REFINING OPERATIONS PERTAINING TO THE LEASED PREMISES OR OTHER LEASED PREMISES, ON THE SURFACE OR THROUGH UNDERGROUND WORKINGS ON THE LEASED PREMISES AS THE LESSEE, IN ITS SOLE DISCRETION, DETERMINE IS NECESSARY OR APPROPRIATE;

THE EXCLUSIVE RIGHT TO USE ANY PART OF THE LEASE PREMISES FOR TAILING PONDS, WASTE DUMPS, AGGREGATE STORAGE AND FOR ANY OTHER PURPOSES INCIDENT TO UNDERGROUND OR SURFACE MINJNG OPERATIONS ON THE LEASED PREMISES;

THE EXCLUSIVE RIGHT TO CONTRUCT, USE AND MAINTAIN IN OR UPON THE LEASED PREMISES AND THE SURFACE THEREOF SUCH STRUCTURES, MINING MACHINERY, EQUIPMENT, TOOLS, ORE BJNS, ROADS, SHAFTS, INCLINES, TUNNELS, DRIFTS, OPEN PITS, PIPELINES, TELEPHONE LINES, ELECTRIC TRANSMISSION LINES, WATER STORAGE AND TRANSMISSION FACILITIES AND PIPELINES, CONCENTRATING OR OTHER MILLING FACILITIES, GRAVEL CRUSHERS, BUJ.LDTNGS, SHOPS AND OTHER FACILITIES AS LESSEE MAY DEEM ADVISABLE;

THE EXCLUSIVE RIGHT TO USE ANY SURFACE AND UNDERGROUND WATER AND WATER RIGHTS OR TIMBER RIGHTS NOW EXISTING OR SUBSEQUENTLY DISCOVERED, DEVELOPED OR OB1AINED IN OR UPON OR APPURTENANT TO THE LEASED PREMISES AND TO USE ALL RECIPRICAL RIGHTS WHICH THE LEASED PREMISES MAY HAVE WITH RESPECT TO OTHER PROPERTIES IN THE AREA;

THE RIGHT TO DO ALL THINGS WHICH ARE INCIDENTAL TO OR WHICH MAY BE USEFUL, DESIRABLE OR CONVENIENT IN LESSEE'S EXERCISE OF ANY OR ALL OF THE RIGHTS GRANTED TO LESSEE.

PAGE # 15

LESSEE'S INITIALS

LESSOR'S INITIALS

32.

U.S. CURRENCY:

ALL PAYMENTS REQUIRED TO BE MADE BY THIS LEASE SHALL BE IN U.S. DOLLARS.

33.

ADDRESS OF LESSOR:

LEASE PAYMENTS, ROYALTY PAYMENTS AND NOTICES SHALL BE MAILED TO LESSOR AT THE FOLLOWING ADDRESS OR AT SUCH OTHER LOCATION AS LESSOR MAY DESIGNATE:

BRUCE D. AND ELIZABETH K. STRACHAN

P.O. BOX 577

JOSHUA TREE, CA. 92252-0577

34.

ADDRESS OF LESSEE:

NOTICES TO THE LESSEE SHALL BE MAILED TO THE FOLLOWING ADDRESS OR SUCH

OTHER LOCATION AS DESIGNATED BY LESSEE:

ATHENA MINERALS, INC.

C/O JOHN C. POWER

P.O. BOX 114

THE SEA RANCH, CA 95497

PAGE # 16

LESSEE'S INITIALS

LESSOR'S INITIALS

LESSEE: ATHENA MINERALS INC.

BY: JOHN C. POWER, PRESIDENT

DATE

LESSOR: BRUCE D. STRACHAN AS TRUSTEE OF THE BRUCE AND ELIZABETH STRACHAN REVOCABLE LIVING TRUST DATED 7-25-2007

BRUCE D. STRACHAN, TRUSTEE

DATE

LESSOR: ELIZABETH K. STRACHAN AS TRUSTEE OF THE BRUCE AND ELIZABETH STRACHAN REVOCABLE LIVING TRUST DATED 7-25-2007

ELIZABETH K. STRACHAN. TRUSTEE

DATE

PAGE # 17

LESSEE'S INITIALS

LESSOR'S INITIALS